                                             (Commission File Number): 001-09319
                                                                       001-09320
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported): November 9, 1998

          PATRIOT AMERICAN HOSPITALITY, INC.                            WYNDHAM INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)    (Exact Name of Registrant as Specified in its Charter)
                       DELAWARE                                                  DELAWARE
           (State or Other Jurisdiction of                           (State or Other Jurisdiction of
            Incorporation or Organization)                            Incorporation or Organization)
                      94-0358820                                                94-2878485
         (I.R.S. Employer Identification No.)                      (I.R.S. Employer Identification No.)
                 1950 Stemmons Freeway                                     1950 Stemmons Freeway
                      Suite 6001                                                Suite 6001
                  Dallas, Texas 75207                                       Dallas, Texas 75207
                    (214) 863-1000                                            (214) 863-1000
      (Address, Including Zip Code, and Telephone               (Address, Including Zip Code, and Telephone
            Number, Including Area Code, of                           Number, Including Area Code, of
       Registrant's Principal Executive Offices)                 Registrant's Principal Executive Offices)

            ------------------------------                            ------------------------------

                   PAUL A. NUSSBAUM                                          JAMES D. CARREKER
   Chairman of the Board and Chief Executive Officer         Chairman of the Board and Chief Executive Officer
          Patriot American Hospitality, Inc.                            Wyndham International, Inc.
                 1950 Stemmons Freeway                                     1950 Stemmons Freeway
                      Suite 6001                                                Suite 6001
                  Dallas, Texas 75207                                       Dallas, Texas 75207
                  (214) 863-1000                                              (214) 863-1000
        (Name, Address, Including Zip Code, and                   (Name, Address, Including Zip Code, and
       Telephone Number, Including Area Code and                  Telephone Number, Including Area Code,
                 of Agent for Service)                                     of Agent for Service)

                              --------------------

                                   copies to:

                             GILBERT G. MENNA, P.C.
                            KATHRYN I. MURTAGH, ESQ.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000

                              --------------------

Item 7. Financial Statements and Exhibits


        This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Patriot American Hospitality, Inc. and Wyndham
International, Inc. (together, the "Companies") on November 9, 1998.

        Exhibits.

        99.1 Purchase Agreement, dated as of April 6, 1998, by and among Patriot American Hospitality, Inc., Wyndham International,
               Inc., PaineWebber Incorporated and PaineWebber Financial Products, Inc. (incorporated by reference to Exhibit 99.1 to the Companies' joint registration statement on Form S-3, Nos. 333-58705 and 333-58705-01).
        99.2   Purchase Price Adjustment Mechanism Agreement, dated as of
               April 6, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc., PaineWebber Incorporated and PaineWebber Financial Products, Inc. (incorporated by reference to Exhibit 10.3 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30, 1998) (Nos. 001-09319 and 001-09320).
        99.3 Letter Agreement, dated July 30, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and PaineWebber Financial Products, Inc. (incorporated by reference to Exhibit 99.3 to the Companies' joint registration statement on Form S-3, Nos. 333-58705 and 333-58705-01).
        99.4 Letter Agreement, dated August 14, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and PaineWebber Financial Products, Inc. (incorporated by reference to Exhibit 10.4 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30, 1998) (Nos. 001-09319 and 001-09320).
        99.5 Purchase Agreement, dated as of February 26, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and NMS Services, Inc. (incorporated by reference to Exhibit 10.5 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30, 1998) (Nos. 001-09319 and 001-09320).
        99.6 Purchase Price Adjustment Mechanism, dated as of February 26, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and NMS Services, Inc. (incorporated by reference to Exhibit 10.6 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30, 1998) (Nos. 001-09319 and 001-09320).
        99.7 Amendment to Agreements, dated as of August 14, 1998, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. and NationsBanc Mortgage Capital Corporation (incorporated by reference to Exhibit 10.7 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30, 1998)
               (Nos. 001-09319 and 001-09320).
        99.8 Purchase Agreement, dated December 31, 1997, by and among Patriot American Hospitality, Inc., Patriot American Hospitality Operating Company, UBS Limited and Union Bank of Switzerland (incorporated by reference to Exhibit 10.8 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30,
               1998) (Nos. 001-09319 and 001-09320).
        99.9 Forward Stock Contract, dated as of December 31, 1997, by and among Patriot American Hospitality, Inc., Patriot American Hospitality Operating Company, and Union Bank of Switzerland (incorporated by reference to Exhibit 10.9 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30,
               1998) (Nos. 001-09319 and 001-09320).
        99.10 Letter Agreement, dated as of August 14, 1998, by and among Patriot American Hospitality, Inc., Wyndham International,
               Inc. and UBS AG, London Branch (incorporated by reference to
               Exhibit 10.10 to the Companies' Quarterly Report on Form 10-Q for the quarter ended June 30, 1998) (Nos. 001-09319 and 001-09320).
        99.11  Letter Agreement, dated September 11, 1998, by and among
               Patriot American Hospitality, Inc., Wyndham International,
               Inc. and UBS AG, London Branch (incorporated by reference to
               Exhibit 99.11 to the Companies' joint registration statement on Form S-3, Nos. 333-58705 and 333-58705-01).
        99.12 Letter, dated September 15, 1998, from PaineWebber Financial Products, Inc. to Patriot American Hospitality, Inc. and
               Wyndham International, Inc. (incorporated by reference to
               Exhibit 99.12 to the Companies' joint registration statement on Form S-3, Nos. 333-58705 and 333-58705-01).
        99.13  Letter Agreement, dated September 30, 1998, by and among
               Patriot American Hospitality, Inc., Wyndham International,
               Inc. and PaineWebber Financial Products, Inc. (incorporated by reference to the same numbered exhibit to the Companies' joint registration statement on Form S-3, Nos. 333-65339 and 333-65339-01).
        99.14* Debt Maturity Schedule of the Companies as of November 5, 1998. 99.15+ Press Release by Patriot American Hospitality, Inc. and
               Wyndham International, Inc.

--------------------
* filed previously
+ filed herewith



                                       5

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                              PATRIOT AMERICAN HOSPITALITY, INC.

Dated: November 10, 1998      By: /s/ Lawrence S. Jones
                               -------------------------------------
                                 Name: Lawrence S. Jones
                                 Title: Executive Vice President and Treasurer

                           WYNDHAM INTERNATIONAL, INC.

                           By: /s/ Lawrence S. Jones
                               -------------------------------------
                                 Name: Lawrence S. Jones
                                 Title: Executive Vice President and Treasurer